Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

JPMORGAN CHASE BANK

AND EACH OF THE INVESTMENT COMPANIES

DATED AS OF October 17, 2006

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001:

Fund	Portfolio	Effective as of:
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	July 1, 2001
	Fidelity Advisor Equity Growth Fund	July 1, 2001
	Fidelity Advisor Equity Income Fund	July 1, 2001
	Fidelity Advisor Growth & Income Fund	July 1, 2001
	Fidelity Advisor Leveraged Company Stock Fund	July 1, 2001
	Fidelity Advisor Strategic Growth Fund	July 1, 2001
Fidelity Advisor Series VII	Fidelity Advisor Consumer Industries Fund	July 1, 2001
	Fidelity Advisor Cyclical Industries Fund	July 1, 2001
	Fidelity Advisor Financial Services Fund	July 1, 2001
	Fidelity Advisor Health Care Fund	July 1, 2001
	Fidelity Advisor Technology Fund	July 1, 2001
	Fidelity Advisor Telecommunications & Utilities Growth Fund	July 1, 2001
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Fund	March 11, 2004
	Fidelity Advisor Emerging Markets Income Fund	July 1, 2001
	Fidelity Advisor Korea Fund	July 1, 2001
	Fidelity Advisor Overseas Fund	July 1, 2001
Fidelity Capital Trust	Fidelity Focused Stock Fund	July 1, 2001
Fidelity Charles Street Trust	Fidelity Asset Manager	July 1, 2001
	Fidelity Asset Manager: Growth	July 1, 2001
	Fidelity Asset Manager: Aggressive	July 1, 2001
	Fidelity Asset Manager: Income	July 1, 2001
	Spartan Investment Grade Bond Fund	May 7, 2004
Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index Fund	September 5, 2003
	Fidelity NASDAQ Composite Tracking Stock Fund	September 5, 2003
Fidelity Central Investment Portfolios LLC	Fidelity 2-5 Year Duration Securitized Bond Central Fund	September 18, 2006
	Fidelity Consumer Discretionary Central Investment Portfolio	July 12, 2006
	Fidelity Consumer Staples Central Investment Portfolio	July 12, 2006
	Fidelity Energy Central Investment Portfolio	July 12, 2006
	Fidelity Financials Central Investment Portfolio	July 12, 2006
Fidelity Central Investment Porftolios LLC	Fidelity Floating Rate Central Investment Portfolio	December 3, 2004
	Fidelity Health Care Central Investment Portfolio	July 12, 2006
	Fidelity High Income Central Investment Portfolio 1	November 3, 2004
	Fidelity Industrials Central Investment Portfolo	July 12, 2006
	Fidelity Information Technology Central Investment Portfolio	July 12, 2006
	Fidelity Materials Central Investment Portfolio	July 12, 2006
	Fidelity Mortgage Backed Securities Central Fund	September 18, 2006
	Fidelity Specialized High Income Central Investment Portfolio	September 16, 2005
	Fidelity Telecom Services Central Investment Portfolio	July 12, 2006
	Fidelity Tactical Income Central Investment Portfolio	November 3, 2004
	Fidelity Utilities Central Investment Portfolio	July 12, 2006
Fidelity Fixed Income Trust	Fidelity Investment Grade Bond Fund	May 7, 2004
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	July 1, 2001
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund	July 16, 2001
Fidelity Garrison Street Trust	VIP Investment Grade Central Investment Portfolio	June 16, 2006
Fidelity Hastings Street Trust	Fidelity Growth & Income II Portfolio	July 1, 2001
Fidelity Hereford Street Trust	Spartan Money Market Fund	May 7, 2004
	Spartan U.S. Government Money Market Fund	May 7, 2004
	Spartan U.S. Treasury Money Market Fund	May 7, 2004
Fidelity Investment Trust	Fidelity Aggressive International Fund	July 1, 2001
	Fidelity Diversified International Fund	July 1, 2001
	Fidelity Emerging Markets Fund	July 1, 2001
	Fidelity Europe Capital Appreciation Fund	July 1, 2001
	Fidelity Europe Fund	July 1, 2001
	Fidelity International Growth & Income Fund	July 1, 2001
	Fidelity Japan Fund	July 1, 2001
	Fidelity Overseas Fund	July 1, 2001
	Fidelity Pacific Basin Fund	July 1, 2001
	Fidelity Southeast Asia Fund	July 1, 2001
	Fidelity Worldwide Fund	July 1, 2001
Fidelity Money Market Trust	Retirement Government Money Market Portfolio	May 7, 2004
	Retirement Money Market Portfolio	May 7, 2004
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	July 1, 2001
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves	May 7, 2004
Fidelity Puritan Trust	Fidelity Puritan Fund	July 1, 2001
Fidelity Revere Street Trust	Fidelity Cash Central Fund	July 1, 2001
	Fidelity Securities Lending Cash Central Fund	July 1, 2001
Fidelity School Street Trust	Fidelity New Markets Income Fund	July 1, 2001
Fidelity Securities Fund	Fidelity Growth & Income Portfolio	July 1, 2001
	Fidelity Leveraged Company Stock Fund	July 1, 2001
Fidelity Trend Fund	Fidelity Trend Fund	July 1, 2001
Fidelity Union Street Trust	Fidelity Export and Multinational Fund	July 1, 2001
Variable Insurance Products Fund	Overseas Portfolio	July 1, 2001
Variable Insurance Products Fund II	Asset Manager Portfolio	July 1, 2001
	Asset Manager: Growth Portfolio	July 1, 2001
Variable Insurance Products Fund III	Aggressive Growth Portfolio	July 1, 2001
	Balanced Portfolio	July 1, 2001
	Growth & Income Portfolio	July 1, 2001
Variable Insurance Products Fund IV	Consumer Industries Portfolio	July 18, 2001
	Cyclical Industries Portfolio	July 18, 2001
Variable Insurance Products Fund IV	Financial Services Portfolio	July 18, 2001
	Healthcare Portfolio	July 19, 2001
	Technology Portfolio	July 19, 2001
	Telecommunications & Utilities Growth Portfolio	July 19, 2001
The addition of the following funds effective as of September 18, 2006
Fidelity Central Investment Portfolios LLC: 1. Fidelity 2-5 Year Duration Securitized Bond Central Fund. 2. Fidelity Mortgage Backed Securities Central Fund

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its nameand behalf as of the day and year first set forth opposite each such Portfolio.

EACH OF THE INVESTMENT COMPANIES	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	JPMORGAN CHASE BANK
LISTED ON THIS APPENDIX "A", ON BEHALF
OF EACH OF THEIR RESPECTIVE PORTFOLIOS

BY: /S/JOHN COSTELLO NAME: JOHN COSTELLO TITLE:: ASST. TREASURER		BY: /S/MARK W. KUCERA NAME: MARK KUCERA TITLE: VICE PRESIDENT